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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 23, 2003



                               Nashua Corporation
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               (Exact Name of Registrant as Specified in Charter)


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         Massachusetts                          1-5492-1                   02-0170100
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
   (State or Other Jurisdiction         (Commission File Number)        (I.R.S. Employer
       of Incorporation)                                               Identification No.)
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
         11 Trafalgar Square, Second Floor, Nashua, NH           03063
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
            (Address of Principal Executive Offices)           (Zip Code)
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                                  603-880-2323
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              (Registrant's telephone number, including area code)
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ITEM 9. REGULATION FD DISCLOSURE
        (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF
        OPERATIONS AND FINANCIAL CONDITION").

      On April 23, 2003, Nashua Corporation announced its financial results for the quarter ended March 28, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 23, 2003                NASHUA CORPORATION


                                       By:    /s/ John L. Patenaude
                                              -------------------------------
                                       Name:  John L. Patenaude
                                       Title: Vice President - Finance, Chief
                                              Financial Officer and Treasurer
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                                  EXHIBIT INDEX

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Exhibit
Number      Description
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
99.1        Press release of Nashua Corporation, dated April 23, 2003
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